UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2018 (May 31, 2018)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Teladoc, Inc. (the “Company”) was held on May 31, 2018. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the five proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1 — Approval of Amendment to the Certificate of Incorporation

The stockholders of the Company approved an amendment to the Company’s certificate of incorporation (the “Certificate”) to increase the total authorized shares of common stock from 100,000,000 shares to 150,000,000 shares. The certificate of amendment of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
55,191,290	536,738	113,032	N/A

Proposal 2 — Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the 2019 annual meeting of stockholders of the Company. The voting results for each director nominee are set forth below.

Name	For	Withheld	Broker Non-Votes
Helen Darling	49,527,602	463,016	5,850,442
William H. Frist, M.D.	49,470,850	519,768	5,850,442
Michael Goldstein	48,868,251	1,122,367	5,850,442
Jason Gorevic	49,874,147	116,471	5,850,442
Brian McAndrews	49,659,448	331,170	5,850,442
Thomas G. McKinley	49,299,020	691,598	5,850,442
Arneek Multani	49,522,423	468,195	5,850,442
Kenneth H. Paulus	49,142,663	847,955	5,850,442
David Shedlarz	49,520,089	470,529	5,850,442
David B. Snow, Jr.	49,194,685	795,933	5,850,442

Proposal 3 — Advisory Vote Approving the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
42,143,382	6,978,258	868,978	5,850,442

Proposal 4 — Advisory Vote on Frequency of Future Advisory Votes Approving Executive Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the frequency of one year for future advisory votes on executive compensation. The voting results for each frequency are set forth below.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
47,902,606	915,332	1,098,561	74,119	5,850,442

Proposal 5 — Ratifying the Appointment of the Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
55,509,858	182,633	148,569	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation of Teladoc, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: June 1, 2018	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary